UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00058)

Exact name of registrant as specified in charter:	George Putnam Balanced Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2021

Date of reporting period:	August 1, 2020 — January 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

George Putnam Balanced Fund

Semiannual report
1 | 31 | 21

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PGEOX

George Putnam
Balanced
Fund

Semiannual report
1 | 31 | 21

Message from the Trustees

March 12, 2021

Dear Fellow Shareholder:

The continuing hardships of the global Covid-19 pandemic remain a concern for the economy, but we have optimism for the year ahead. Infection rates have declined in early 2021. In the United States, fiscal stimulus enacted in December is reaching people and President Biden is urging Congress to provide even more support. Worldwide, more than 140 million vaccinations are just the beginning of a massive effort to counter the pandemic.

While many challenges remain, the economy is rebounding, the stock market has reached new highs, and interest rates remain low. Conditions appear to be in place for rising employment rates and increasing business activity later in the year. Businesses and policy makers need to steer a careful course, but we believe it is reasonable to anticipate improvement.

Putnam continues to employ active strategies that seek superior investment performance for you and your fellow shareholders. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

As always, thank you for investing with Putnam.

George Putnam Balanced Fund was introduced in 1937, at a time when many investors considered the stock market to be risky. Named for the founder of Putnam Investments, the fund offered an innovative concept for the time — a diversified portfolio with bonds to balance the risk of stocks.

A balanced approach, grounded in research

The fund’s classic balanced approach continues to serve investors today, under the leadership of seasoned portfolio managers who use fundamental research to find opportunities and manage risk.

Diversification does not guarantee a profit or ensure against loss. It is possible to lose money in a diversified portfolio.

2 George Putnam Balanced Fund

Experienced managers pursue a broad range of opportunities

The fund’s typical allocation is 60% stocks and 40% bonds. In managing the stock portion of the portfolio, Kate Lakin pursues a risk-aware style, investing in stocks across all sectors that may have value or growth characteristics. For the fund’s fixed-income investments, Paul Scanlon and Emily Shanks assemble a mix of government and investment-grade bonds. Historically, government bonds have shown relatively low correlation with stocks, which can help to dampen the impact of stock market downturns on fund performance.

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

The chart is plotted on a logarithmic scale so that comparable percentage changes appear similar.

George Putnam Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See page 5 and pages 11–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.**

† Source: Lipper, a Refinitiv company.

‡ The fund’s benchmarks (S&P 500 Index and George Putnam Blended Index) were introduced on 12/31/69 and 12/31/78, respectively, and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

§ Returns for the six-month period are not annualized, but cumulative.

** Source: Bloomberg Index Services Limited.

4 George Putnam Balanced Fund

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/21. See page 4 and pages 11–14 for additional fund performance information. Index descriptions can be found on pages 17–18.

*Source: Bloomberg Index Services Limited.

George Putnam Balanced Fund 5

How did stocks perform during the reporting period?

KATE Stocks performed strongly at the start of the period in August. Record levels of fiscal and monetary stimulus, the promise of a Covid-19 vaccine, and signs of economic recovery boosted investor confidence.

In September and October, uncertainty surrounding the U.S. presidential election and delays in further government stimulus eroded investor sentiment. A resurgence in Covid-19 cases, including those tied to a more contagious strain, also were troubling. Europe and parts of the United States reinstated lockdowns, which threatened to slow economic progress. By November, investors’ fears subsided when the world’s first Covid-19 vaccine was approved for emergency use and the election outcome became known, both providing clarity for the market. Stocks rallied and climbed even higher in late December when the U.S. Congress approved a $900 billion stimulus package. Investors remained upbeat through period-end. For the six-month reporting period, stocks returned 14.47%, as measured by the S&P 500 Index.

6 George Putnam Balanced Fund

Allocations are shown as a percentage of the fund’s net assets as of 1/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 equity holdings by percentage of the fund’s net assets as of 1/31/21. Short-term investments and derivatives, if any, are excluded. Summary information may differ from the portfolio schedule included in the financial statements due the use of different classifications of securities for presentation purposes. Holdings may vary over time.

George Putnam Balanced Fund 7

How did bonds perform during the reporting period?

PAUL At the start of the period, investors were encouraged by the Federal Reserve’s [the Fed] decision to keep interest rates low while allowing inflation to exceed its 2% target. Credit markets performed well overall, with spreads tightening across the quality spectrum. [Bond prices rise as spreads tighten and fall as spreads widen.] Yields on longer-term U.S. Treasuries rose, muting returns of indexes with a heavier government weighting. As the period came to a close, optimism about a $1.9 trillion stimulus program proposed by the Biden administration, along with continued policy support from the Fed, further lifted investor sentiment. Within this environment, high-yield corporate bonds outpaced the investment-grade fixed-income markets. The latter, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, posted a loss of 0.91% for the period.

Against this backdrop, how did the fund perform?

PAUL The fund’s class A shares returned 8.91%, outperforming its primary benchmark, the George Putnam Blended Index, which returned 8.25% for the period. This custom benchmark comprises 40% the Bloomberg Barclays U.S. Aggregate Bond Index and 60% the S&P 500 Index. The fund underperformed its secondary, all-stock benchmark, the S&P 500 Index.

What were some stocks that detracted from the fund’s performance during the period?

KATE The fund’s top detractor was Fidelity National Information Services [FIS]. U.S.-based FIS delivers payment processing solutions to merchants, banks, and capital markets worldwide. The impact of Covid-19 restrictions contributed to lower transactional volumes and sluggish organic growth for FIS during the period.

An underweight position in technology giant Apple relative to the fund’s secondary benchmark also dampened results. Two thirds of Apple’s revenues are from iPhone sales, which have lagged in recent years. During the period, iPhone sales increased and exceeded our expectations. We continue to believe Apple’s stock is overvalued. We have focused on other technology stocks with more attractive valuations and long-term growth potential, in our view.

Not owning The Walt Disney Company, which is held in the fund’s secondary benchmark, also dampened relative results. While revenues from Disney parks and experiences have declined since the pandemic, the company’s digital streaming platform, Disney+, has shown impressive growth. During the period, subscriptions to Disney+ outpaced management’s projections, providing a tailwind for Disney stock.

What were some stocks that contributed to performance during the period?

KATE Our top performer was Climate Change Crisis Real Impact I Acquisition Corporation [CRIS], a special-purpose acquisition company. This type of company is formed with the purpose of acquiring and taking companies public. In January 2021, CRIS shares soared following the news of its planned merger with EVGo, the largest electric vehicle fast-charging network in the United States.

NXP Semiconductors, a global semiconductor chip manufacturer, was another highlight. As production lines reopened in the second quarter of 2020, demand for chips quickly outpaced their supply. As foundries reached maximum capacity, pent-up demand helped drive up the price of chips by up to 20%. Accelerated demand for its chips and

8 George Putnam Balanced Fund

higher pricing to customers helped boost NXP’s valuation.

Monolithic Power Systems [MPS], another semiconductor stock, also contributed to results. MPS uses a proprietary manufacturing process to make small, high energy-efficient power circuits for use in a variety of applications. Social-distancing protocols helped drive up sales of MPS chips used in computing and data storage, consumer games, and home applications. Investors also were impressed when MPS began making a low-cost emergency ventilator to help alleviate a medical device shortage caused by the pandemic. After locking in gains, we sold our position in MPS before period-end.

How did the fund’s corporate bond investments perform during the reporting period?

PAUL Allocations to corporate bonds represented 14.8% of the fund’s total assets for the period. U.S. investment-grade corporate bonds were a positive contributor to performance, as spreads across the sector tightened significantly. Top performers included bonds issued in the banking and life-insurance sectors. In addition, issuers in the media and technology industries performed well. Certain underweight positions in the industrials sector relative to the Bloomberg Barclays U.S. Aggregate Bond Index detracted modestly from relative performance during the period.

What is your outlook for the economy and the fund?

KATE Overall, we have a positive outlook for the economy and the fund. We believe pent-up demand from consumers and the global manufacturing sector should help accelerate economic recoveries in the second half of 2021. In managing the fund, we seek to add value by investing in companies that we believe have solid fundamentals and prospects for long-term appreciation. While macroeconomic trends are important to consider, our focus on individual

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

George Putnam Balanced Fund 9

stock selection remains key to the fund’s performance over time.

PAUL We have a constructive outlook for the U.S. investment-grade corporate bond market. Expectations for additional U.S. fiscal stimulus and the rollout of Covid-19 vaccines supports our positive view on fundamentals. We believe that balance sheets are healthy, with leverage at or near its peak, and liquidity metrics are strong following record issuance in 2020. Technicals are robust as increased supply has been met with outsized demand. Together, we believe solid fundamentals and technicals support our neutral view on valuation.

We believe non-U.S. institutional demand is likely to persist given reduced hedging costs and low interest rates globally. The Fed’s U.S. corporate purchasing program, albeit expired, also provides a technical tailwind, in our view. In this environment, we would consider risks to be any significant delays in vaccine distribution, which could hurt weaker companies, and an increase in merger-and-acquisition activity, which would impact immediate leverage.

Thank you both for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund reduced its quarterly distribution rate for class A shares from $0.071 to $0.047 in August 2020 and from $0.047 to $0.036 in February 2021. These reductions were deemed necessary due to a decrease in the amount of income earned by the fund as a result of falling interest rates and lower dividend payments made by companies held in the portfolio. Similar decreases were made to other share classes of the fund.

10 George Putnam Balanced Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (11/5/37)
Before sales charge	8.75%	149.40%	9.57%	77.37%	12.14%	33.42%	10.09%	13.93%	8.91%
After sales charge	8.68	135.06	8.92	67.17	10.82	25.75	7.94	7.38	2.65
Class B (4/27/92)
Before CDSC	8.65	134.76	8.91	70.83	11.30	30.48	9.27	13.10	8.48
After CDSC	8.65	134.76	8.91	68.83	11.04	27.48	8.43	8.10	3.48
Class C (7/26/99)
Before CDSC	8.65	131.33	8.75	70.91	11.31	30.42	9.26	13.06	8.48
After CDSC	8.65	131.33	8.75	70.91	11.31	30.42	9.26	12.06	7.48
Class M (12/1/94)
Before sales charge	8.04	137.15	9.02	73.02	11.59	31.42	9.53	13.36	8.61
After sales charge	7.99	128.85	8.63	66.97	10.80	26.82	8.24	9.39	4.81
Class R (1/21/03)
Net asset value	8.48	143.11	9.29	75.26	11.88	32.39	9.80	13.66	8.74
Class R5 (12/2/13)
Net asset value	8.85	155.95	9.85	79.85	12.46	34.53	10.39	14.21	9.04
Class R6 (12/2/13)
Net asset value	8.85	157.52	9.92	80.57	12.55	34.85	10.48	14.35	9.05
Class Y (3/31/94)
Net asset value	8.84	155.60	9.84	79.73	12.44	34.45	10.37	14.25	9.06

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance

George Putnam Balanced Fund 11

of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 1/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
George Putnam
Blended Index†	—*	158.51%	9.96%	73.76%	11.68%	33.01%	9.97%	13.82%	8.25%
Bloomberg Barclays
U.S. Aggregate Bond	—*	44.54	3.75	21.67	4.00	17.41	5.49	4.72	–0.91
Index§
S&P 500 Index	—*	254.88	13.50	111.48	16.16	39.37	11.70	17.25	14.47
Lipper Balanced
Funds category	—*	106.00	7.40	56.71	9.34	21.56	6.68	11.25	10.08
average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmarks (S&P 500 Index and George Putnam Blended Index) were introduced on 12/31/69 and 12/31/78, respectively, the Bloomberg Barclays U.S. Aggregate Bond Index was introduced on 12/31/75, and the fund’s Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

† George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.

‡ Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 1/31/21, there were 531, 523, 506, 472, and 391 funds, respectively, in this Lipper category.

§ Source: Bloomberg Index Services Limited.

12 George Putnam Balanced Fund

Fund price and distribution information For the six-month period ended 1/31/21

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	2		2	2	2		2	2	2	2
Income	$0.094		$0.011	$0.017	$0.041		$0.071	$0.060	$0.131	$0.122
Capital gains
Long-term
gains	0.883		0.883	0.883	0.883		0.883	0.883	0.883	0.883
Short-term
gains	0.353		0.353	0.353	0.353		0.353	0.353	0.353	0.353
Total	$1.330		$1.247	$1.253	$1.277		$1.307	$1.296	$1.367	$1.358
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
7/31/20	$21.68	$23.00	$21.41	$21.48	$21.34	$22.11	$21.60	$21.89	$21.79	$21.78
1/31/21	22.26	23.62	21.96	22.03	21.88	22.67	22.16	22.55	22.37	22.37
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	0.84%	0.80%	0.07%	0.16%	0.37%	0.35%	0.67%	0.00%	1.18%	1.09%
Current
30-day
SEC yield[2]	N/A	0.37	–0.36	–0.36	N/A	–0.11	0.14	0.64	0.72	0.64

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end. Class R5 shares did not make an income distribution in November 2020.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

George Putnam Balanced Fund 13

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (11/5/37)
Before sales charge	8.77%	155.73%	9.84%	72.23%	11.49%	38.74%	11.53%	15.41%	14.17%
After sales charge	8.70	141.03	9.20	62.32	10.17	30.76	9.35	8.77	7.61
Class B (4/27/92)
Before CDSC	8.67	140.74	9.18	65.90	10.65	35.67	10.70	14.53	13.78
After CDSC	8.67	140.74	9.18	63.90	10.39	32.67	9.88	9.53	8.78
Class C (7/26/99)
Before CDSC	8.67	137.15	9.02	65.80	10.64	35.66	10.70	14.54	13.76
After CDSC	8.67	137.15	9.02	65.80	10.64	35.66	10.70	13.54	12.76
Class M (12/1/94)
Before sales charge	8.06	143.16	9.29	67.92	10.92	36.73	10.99	14.85	13.88
After sales charge	8.01	134.65	8.90	62.04	10.13	31.94	9.68	10.83	9.89
Class R (1/21/03)
Net asset value	8.50	149.41	9.57	70.14	11.21	37.74	11.26	15.14	14.06
Class R5 (12/2/13)
Net asset value	8.86	162.62	10.14	74.65	11.80	39.92	11.85	15.73	14.36
Class R6 (12/2/13)
Net asset value	8.87	164.24	10.20	75.36	11.89	40.27	11.94	15.82	14.39
Class Y (3/31/94)
Net asset value	8.86	162.28	10.12	74.43	11.77	39.85	11.83	15.78	14.35

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 7/31/20	0.97%	1.72%	1.72%	1.47%	1.22%	0.72%	0.62%	0.72%
Annualized expense ratio
for the six-month period
ended 1/31/21	0.95%	1.70%	1.70%	1.45%	1.20%	0.71%	0.61%	0.70%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

14 George Putnam Balanced Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/20 to 1/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.00	$8.93	$8.93	$7.62	$6.31	$3.74	$3.21	$3.69
Ending value (after expenses)	$1,089.10	$1,084.80	$1,084.80	$1,086.10	$1,087.40	$1,090.40	$1,090.50	$1,090.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/21, use the following calculation method. To find the value of your investment on 8/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.84	$8.64	$8.64	$7.37	$6.11	$3.62	$3.11	$3.57
Ending value (after expenses)	$1,020.42	$1,016.64	$1,016.64	$1,017.90	$1,019.16	$1,021.63	$1,022.13	$1,021.68

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

George Putnam Balanced Fund 15

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

16 George Putnam Balanced Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares are closed to new investments except through certain eligible employer-sponsored retirement plans and certain eligible plan record-keepers. They have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, LLC, 60% of which is the S&P 500

George Putnam Balanced Fund 17

Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

18 George Putnam Balanced Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2021, Putnam employees had approximately $541,000,000 and the Trustees had approximately $76,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

George Putnam Balanced Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 George Putnam Balanced Fund

The fund’s portfolio 1/31/21 (Unaudited)

COMMON STOCKS (60.1%)*	Shares	Value
Automotive (1.2%)
General Motors Co.	41,922	$2,124,596
Tesla, Inc. †	21,853	17,341,011
United Rentals, Inc. †	12,616	3,065,814
		22,531,421
Basic materials (1.6%)
Albemarle Corp.	3,211	522,301
Anglo American PLC (United Kingdom)	110,201	3,623,866
Corteva, Inc.	49,101	1,957,166
Dow, Inc.	40,584	2,106,310
DuPont de Nemours, Inc.	17,199	1,366,461
Eastman Chemical Co.	13,755	1,352,804
Fortune Brands Home & Security, Inc.	51,018	4,400,303
Freeport-McMoRan, Inc. (Indonesia)	97,256	2,617,159
Newmont Corp.	54,099	3,224,300
Packaging Corp. of America	6,150	826,929
Sherwin-Williams Co. (The)	6,871	4,753,358
Summit Materials, Inc. Class A †	16,097	330,471
		27,081,428
Capital goods (3.3%)
Avery Dennison Corp.	24,293	3,665,085
Ball Corp.	19,808	1,743,500
Boeing Co. (The)	8,849	1,718,387
Deere & Co.	13,558	3,915,550
Eaton Corp. PLC	62,183	7,318,939
Emerson Electric Co.	50,606	4,015,586
General Dynamics Corp.	18,907	2,773,279
Honeywell International, Inc.	36,833	7,196,063
Johnson Controls International PLC	119,244	5,940,736
Northrop Grumman Corp.	13,821	3,961,237
Otis Worldwide Corp.	69,591	4,499,058
Pentair PLC	29,213	1,590,940
Raytheon Technologies Corp.	129,912	8,669,028
		57,007,388
Commercial and consumer services (2.8%)
Aramark	63,802	2,187,771
Booking Holdings, Inc. †	2,809	5,461,623
CoStar Group, Inc. †	3,771	3,392,806
Ecolab, Inc.	6,152	1,258,146
Mastercard, Inc. Class A	48,320	15,283,133
PayPal Holdings, Inc. †	88,459	20,726,828
		48,310,307
Communication services (1.5%)
Charter Communications, Inc. Class A †	22,655	13,764,272
T-Mobile US, Inc. †	89,899	11,334,466
		25,098,738

George Putnam Balanced Fund 21

COMMON STOCKS (60.1%)* cont.	Shares	Value
Computers (3.7%)
Apple, Inc.	407,571	$53,783,069
Nuance Communications, Inc. †	211,779	9,644,416
		63,427,485
Conglomerates (0.6%)
Danaher Corp.	31,928	7,593,756
General Electric Co.	238,955	2,552,039
		10,145,795
Consumer staples (3.4%)
Altria Group, Inc.	99,100	4,071,028
Bunge, Ltd.	11,619	760,347
Chipotle Mexican Grill, Inc. †	3,009	4,453,320
Coca-Cola Co. (The)	146,520	7,054,938
Costco Wholesale Corp.	12,125	4,273,214
McCormick & Co., Inc. (non-voting shares)	49,537	4,435,543
Molson Coors Beverage Co. Class B	38,366	1,924,439
PepsiCo, Inc.	100,965	13,788,790
Procter & Gamble Co. (The)	138,626	17,773,239
		58,534,858
Electronics (2.6%)
Advanced Micro Devices, Inc. †	122,769	10,513,937
NXP Semiconductors NV	100,829	16,180,030
Qualcomm, Inc.	80,625	12,600,075
Vontier Corp. †	157,337	5,102,439
		44,396,481
Energy (1.4%)
Cairn Energy PLC (United Kingdom)	334,318	824,171
Cenovus Energy, Inc. (Canada)	567,042	3,347,931
Enphase energy, Inc. †	6,003	1,094,647
Exxon Mobil Corp.	243,507	10,918,854
Phillips 66	21,965	1,489,227
Royal Dutch Shell PLC Class A (United Kingdom)	172,616	3,141,144
TOTAL SA (France)	68,565	2,894,549
		23,710,523
Financials (7.3%)
AIA Group, Ltd. (Hong Kong)	278,200	3,408,622
American International Group, Inc.	205,410	7,690,550
Assured Guaranty, Ltd.	283,149	10,122,577
AXA SA (France)	284,534	6,291,772
Berkshire Hathaway, Inc. Class B †	32,220	7,341,971
Boston Properties, Inc. R	30,420	2,776,433
Charles Schwab Corp. (The)	80,671	4,157,783
Citigroup, Inc.	291,033	16,877,004
Gaming and Leisure Properties, Inc. R	238,935	9,827,397
Goldman Sachs Group, Inc. (The)	51,939	14,084,299
Intercontinental Exchange, Inc.	45,693	5,042,223
KKR & Co., Inc. Class A	169,075	6,585,471
Morgan Stanley	97,693	6,550,316
Prudential PLC (United Kingdom)	407,240	6,528,589

22 George Putnam Balanced Fund

COMMON STOCKS (60.1%)* cont.	Shares	Value
Financials cont.
Quilter PLC (United Kingdom)	1,886,986	$4,004,139
Visa, Inc. Class A	68,976	13,329,612
		124,618,758
Gaming and lottery (0.2%)
Penn National Gaming, Inc. †	24,982	2,591,133
		2,591,133
Health care (7.9%)
Abbott Laboratories	65,293	8,069,562
AbbVie, Inc.	123,132	12,618,567
Alexion Pharmaceuticals, Inc. †	6,874	1,053,990
Amgen, Inc.	23,061	5,567,617
Avantor, Inc. †	76,972	2,269,904
Bio-Rad Laboratories, Inc. Class A †	5,898	3,384,095
Biogen, Inc. †	18,750	5,298,938
Boston Scientific Corp. †	98,901	3,505,051
Bristol-Myers Squibb Co.	91,278	5,607,208
Cigna Corp.	35,155	7,630,393
Cooper Cos., Inc. (The)	8,711	3,171,152
DexCom, Inc. †	8,197	3,072,645
Edwards Lifesciences Corp. †	53,738	4,437,684
Eli Lilly and Co.	43,089	8,961,219
Exact Sciences Corp. †	3,265	447,827
Humana, Inc.	5,885	2,254,602
Innoviva, Inc. †	137,548	1,651,951
Intuitive Surgical, Inc. †	2,560	1,913,958
Johnson & Johnson	54,001	8,809,183
Medtronic PLC	66,336	7,385,187
Merck & Co., Inc.	70,695	5,448,464
Pfizer, Inc.	129,635	4,653,897
Regeneron Pharmaceuticals, Inc. †	8,199	4,130,984
Thermo Fisher Scientific, Inc.	13,888	7,078,714
UnitedHealth Group, Inc.	34,798	11,607,917
Viatris, Inc. †	16,084	273,267
Zimmer Biomet Holdings, Inc.	24,472	3,760,612
		134,064,588
Lodging/Tourism (0.4%)
Hilton Worldwide Holdings, Inc.	42,768	4,336,248
Wynn Resorts, Ltd.	17,079	1,699,873
		6,036,121
Miscellaneous (0.6%)
Climate Change Crisis Real Impact I Acquisition Corp. (Private) † þ ## F	503,897	9,478,303
		9,478,303
Publishing (0.3%)
Thomson Reuters Corp. (Canada) S	59,571	4,858,015
		4,858,015
Retail (6.3%)
Advance Auto Parts, Inc.	8,025	1,196,849
Amazon.com, Inc. †	15,451	49,538,996
BJ’s Wholesale Club Holdings, Inc. † S	28,672	1,206,231

George Putnam Balanced Fund 23

COMMON STOCKS (60.1%)* cont.	Shares	Value
Retail cont.
Burlington Stores, Inc. †	659	$164,025
CarMax, Inc. †	31,443	3,703,357
Dollar General Corp.	21,415	4,167,573
Home Depot, Inc. (The)	66,645	18,048,799
lululemon athletica, Inc. (Canada) †	2,757	906,171
Nike, Inc. Class B	45,611	6,093,173
Target Corp.	40,821	7,395,541
TJX Cos., Inc. (The)	51,518	3,299,213
Walmart, Inc.	77,767	10,925,486
		106,645,414
Semiconductor (0.4%)
Applied Materials, Inc.	70,386	6,804,918
		6,804,918
Software (6.2%)
Activision Blizzard, Inc.	201,917	18,374,447
Adobe, Inc. †	35,975	16,504,251
Microsoft Corp.	270,051	62,641,030
Sea, Ltd. ADR (Thailand) †	40,160	8,703,074
		106,222,802
Technology services (4.8%)
Alphabet, Inc. Class A †	20,203	36,918,154
Facebook, Inc. Class A †	71,589	18,493,586
Fidelity National Information Services, Inc.	86,963	10,736,452
Fiserv, Inc. †	155,004	15,917,361
		82,065,553
Textiles (0.1%)
Levi Strauss & Co. Class A	46,851	923,433
		923,433
Toys (0.2%)
Hasbro, Inc.	31,039	2,912,079
		2,912,079
Transportation (1.3%)
CSX Corp.	33,676	2,887,885
FedEx Corp.	5,803	1,365,678
Southwest Airlines Co.	70,662	3,104,888
Union Pacific Corp.	75,820	14,972,175
		22,330,626
Utilities and power (2.0%)
Ameren Corp.	36,633	2,663,952
Exelon Corp.	160,989	6,690,703
NextEra Energy, Inc.	106,369	8,602,061
NRG Energy, Inc.	321,349	13,307,062
Southern Co. (The)	44,697	2,633,547
		33,897,325
Total common stocks (cost $801,962,896)		$1,023,693,492

24 George Putnam Balanced Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (7.0%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.8%)
Government National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 2/20/49 to 10/20/49	$3,347,917	$3,774,669
4.50%, with due dates from 3/20/49 to 10/20/49	712,844	791,461
4.00%, 4/15/43	3,191,498	3,544,511
3.50%, TBA, 2/1/51	8,000,000	8,470,000
3.50%, with due dates from 11/15/47 to 1/20/48	6,204,265	6,851,343
3.00%, with due dates from 7/20/46 to 10/20/46	4,781,691	5,107,575
2.00%, 1/20/51	2,000,000	2,084,745
		30,624,304
U.S. Government Agency Mortgage Obligations (5.2%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6.00%, 3/1/35	931	1,090
4.00%, with due dates from 7/1/42 to 7/1/49	5,807,179	6,299,509
3.50%, with due dates from 12/1/42 to 4/1/43	387,783	432,767
3.00%, with due dates from 3/1/43 to 2/1/47	1,909,356	2,027,232
Federal National Mortgage Association Pass-Through Certificates
5.50%, with due dates from 7/1/33 to 11/1/38	1,119,046	1,294,600
5.00%, with due dates from 8/1/33 to 1/1/39	337,857	384,516
4.50%, with due dates from 5/1/48 to 2/1/49	4,504,689	4,978,155
4.00%, with due dates from 9/1/45 to 4/1/49	4,795,855	5,184,832
3.50%, 5/1/56	1,275,158	1,427,862
3.50%, with due dates from 5/1/43 to 12/1/49	11,150,003	11,906,836
3.00%, with due dates from 2/1/43 to 3/1/47	5,510,517	5,949,541
3.00%, 12/1/30	1,861,551	1,975,036
2.50%, with due dates from 9/1/50 to 10/1/50	7,885,863	8,348,811
2.00%, 10/1/50	12,764,483	13,175,582
2.00%, with due dates from 10/1/27 to 8/1/28	4,536,357	4,738,570
Uniform Mortgage-Backed Securities
4.50%, TBA, 2/1/51	3,000,000	3,259,688
4.00%, TBA, 2/1/51	3,000,000	3,215,625
3.50%, TBA, 3/1/51	2,000,000	2,125,781
3.50%, TBA, 2/1/51	2,000,000	2,124,688
3.00%, TBA, 2/1/51	1,000,000	1,051,406
2.00%, TBA, 3/1/51	3,000,000	3,090,000
2.00%, TBA, 2/1/51	5,000,000	5,157,813
1.50%, TBA, 2/1/51	1,000,000	1,003,125
		89,153,065
Total U.S. government and agency mortgage obligations (cost $116,241,718)		$119,777,369

	Principal
U.S. TREASURY OBLIGATIONS (15.8%)*	amount	Value
U.S. Treasury Bonds
3.00%, 2/15/47	$13,770,000	$17,247,218
2.75%, 8/15/42 ∆	21,110,000	25,158,691
1.25%, 5/15/50	17,340,000	14,939,494
U.S. Treasury Notes
2.75%, 2/15/24	23,410,000	25,232,309
2.375%, 8/15/24	29,030,000	31,216,583
2.125%, 12/31/22	19,740,000	20,493,742

George Putnam Balanced Fund 25

	Principal
U.S. TREASURY OBLIGATIONS (15.8%)* cont.	amount	Value
U.S. Treasury Notes
1.75%, 9/30/22	$20,700,000	$21,260,355
1.75%, 6/30/22	21,780,000	22,284,338
1.625%, 9/30/26 [i]	107,000	114,006
1.625%, 2/15/26	9,670,000	10,234,353
1.625%, 10/31/23	18,870,000	19,627,976
1.50%, 2/15/30	21,720,000	22,632,070
1.50%, 3/31/23	22,000,000	22,646,296
1.125%, 2/28/25	15,400,000	15,899,297
Total U.S. treasury obligations (cost $263,952,877)		$268,986,728

	Principal
CORPORATE BONDS AND NOTES (14.6%)*	amount	Value
Basic materials (0.8%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	$289,000	$312,788
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	668,000	715,176
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	1,595,000	1,894,869
Georgia-Pacific, LLC 144A sr. unsec. sub. notes 2.10%, 4/30/27	1,525,000	1,608,686
Glencore Funding, LLC 144A company guaranty sr. unsec. notes
1.625%, 9/1/25	470,000	480,258
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	613,000	686,028
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	703,000	785,757
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	1,112,000	1,279,009
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	625,000	735,145
International Paper Co. sr. unsec. notes 8.70%, 6/15/38	10,000	17,300
Nutrien, Ltd. sr. unsec. notes 2.95%, 5/13/30 (Canada)	1,305,000	1,422,472
Nutrition & Biosciences, Inc. 144A sr. unsec. bonds
3.468%, 12/1/50	204,000	215,916
Nutrition & Biosciences, Inc. 144A sr. unsec. bonds 2.30%, 11/1/30	356,000	362,605
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	801,000	905,427
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	1,040,000	1,476,724
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	187,000	265,683
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	553,000	822,020
		13,985,863
Capital goods (0.5%)
Boeing Co. (The) sr. unsec. notes 4.875%, 5/1/25	685,000	772,867
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	1,145,000	1,461,785
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	480,000	479,050
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	940,000	1,077,745
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	510,000	603,575
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	1,619,000	1,799,154
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	164,000	176,679

26 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.6%)* cont.	amount	Value
Capital goods cont.
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	$695,000	$733,734
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	1,010,000	1,138,055
		8,242,644
Communication services (1.8%)
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	921,000	977,618
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	686,000	739,420
American Tower Corp. sr. unsec. unsub. bonds 3.375%, 10/15/26 R	385,000	428,141
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27	1,227,000	1,294,724
AT&T, Inc. sr. unsec. bonds 4.30%, 2/15/30	936,000	1,096,784
AT&T, Inc. sr. unsec. unsub. bonds 3.30%, 2/1/52	1,700,000	1,591,671
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	132,000	157,587
AT&T, Inc. 144A sr. unsec. bonds 3.55%, 9/15/55	62,000	58,990
AT&T, Inc. 144A sr. unsec. unsub. bonds 2.55%, 12/1/33	2,013,000	2,007,195
CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty
sr. notes 3.849%, 4/15/23	240,000	257,086
Charter Communications Operating, LLC/Charter
Communications Operating Capital company guaranty sr. bonds
2.80%, 4/1/31	291,000	299,708
Charter Communications Operating, LLC/Charter
Communications Operating Capital company guaranty sr. notes
3.75%, 2/15/28	274,000	303,488
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	1,055,000	1,441,062
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	65,000	63,856
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	506,000	613,483
Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455%, 11/15/22	645,000	750,237
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	921,000	1,106,727
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	268,000	401,736
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	490,000	541,948
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	1,618,000	1,798,656
Cox Communications, Inc. 144A company guaranty sr. unsec.
bonds 2.95%, 10/1/50	766,000	752,564
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	637,000	716,705
Cox Communications, Inc. 144A sr. unsec. notes 3.35%, 9/15/26	551,000	612,660
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	458,000	516,606
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	549,000	619,705
Crown Castle International Corp. sr. unsec. notes 4.75%, 5/15/47 R	185,000	228,381
Crown Castle International Corp. sr. unsec. notes 3.15%, 7/15/23 R	85,000	90,235
Crown Castle International Corp. sr. unsec. sub. bonds
3.30%, 7/1/30 R	205,000	224,573
Crown Castle International Corp. sr. unsec. sub. bonds
2.25%, 1/15/31	1,275,000	1,293,834
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	1,483,000	1,602,687

George Putnam Balanced Fund 27

	Principal
CORPORATE BONDS AND NOTES (14.6%)* cont.	amount	Value
Communication services cont.
Rogers Communications, Inc. company guaranty sr. unsec. bonds
8.75%, 5/1/32 (Canada)	$95,000	$145,719
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	215,000	262,609
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	179,063	180,647
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.875%, 4/15/30	743,000	840,600
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.75%, 4/15/27	1,762,000	1,980,153
Verizon Communications, Inc. sr. unsec. notes 3.15%, 3/22/30	700,000	768,346
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	3,269,000	3,884,130
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	490,000	518,469
		31,168,740
Consumer cyclicals (1.5%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	995,000	1,114,400
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%,
1/25/30 (Canada)	919,000	985,385
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	1,105,000	1,400,980
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	654,000	739,304
Amazon.com, Inc. sr. unsec. unsub. notes 1.50%, 6/3/30	600,000	597,208
Autonation, Inc. company guaranty sr. unsec. notes 4.50%, 10/1/25	255,000	288,633
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	671,000	771,865
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	390,000	396,429
Discovery Communications, LLC company guaranty sr. unsec.
unsub. notes 3.625%, 5/15/30	473,000	532,392
Fox Corp. sr. unsec. notes Ser. WI, 4.03%, 1/25/24	445,000	489,305
Fox Corp. sr. unsec. unsub. notes 3.05%, 4/7/25	385,000	419,466
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	553,000	750,613
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	225,000	275,192
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	287,000	323,067
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	252,000	281,985
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	175,000	192,457
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	889,000	950,556
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	1,415,000	1,609,563
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	350,000	395,063
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	1,668,000	1,990,574
Marriott International, Inc. sr. unsec. notes Ser. EE, 5.75%, 5/1/25	290,000	336,350
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	585,000	525,522

28 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.6%)* cont.	amount	Value
Consumer cyclicals cont.
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	$416,000	$468,739
Omnicom Group, Inc. sr. unsec. sub. notes 2.45%, 4/30/30	1,330,000	1,385,425
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	390,000	423,638
S&P Global, Inc. company guaranty sr. unsec. bonds
2.50%, 12/1/29	1,550,000	1,668,299
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	423,000	410,181
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,115,000	1,170,750
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,315,000	1,369,244
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	360,000	423,216
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	457,000	497,564
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	198,000	224,954
ViacomCBS, Inc. sr. unsec. notes 4.20%, 5/19/32	8,000	9,464
Walt Disney Co. (The) company guaranty sr. unsec. bonds
4.75%, 9/15/44	30,000	39,174
Walt Disney Co. (The) company guaranty sr. unsec. notes
7.75%, 1/20/24	1,060,000	1,276,966
		24,733,923
Consumer staples (0.9%)
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	239,000	268,021
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	1,172,000	1,596,716
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 4.95%, 1/15/42	200,000	253,926
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	827,000	1,001,814
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,155,000	1,217,081
CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	519,281	664,283
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	1,434,000	2,200,770
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	566,000	792,773
Keurig Dr Pepper, Inc. company guaranty sr. unsec. bonds
3.20%, 5/1/30	187,000	207,232
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	717,000	863,292
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.417%, 5/25/25	563,000	645,167
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.057%, 5/25/23	369,000	398,794
Kraft Heinz Foods Co. company guaranty sr. unsec. bonds
4.375%, 6/1/46	1,090,000	1,157,827
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes
3.875%, 5/15/27	215,000	235,221
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	816,000	846,600

George Putnam Balanced Fund 29

	Principal
CORPORATE BONDS AND NOTES (14.6%)* cont.	amount	Value
Consumer staples cont.
Mondelez International Holdings Netherlands BV 144A company
guaranty sr. unsec. unsub. notes 2.00%, 10/28/21 (Netherlands)	$1,000,000	$1,011,107
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	1,229,000	1,405,300
		14,765,924
Energy (0.7%)
BG Energy Capital PLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 10/15/21 (United Kingdom)	250,000	256,278
BP Capital Markets America, Inc. company guaranty sr. unsec.
notes 3.119%, 5/4/26	770,000	847,516
BP Capital Markets America, Inc. company guaranty sr. unsec.
unsub. notes 3.937%, 9/21/28	690,000	800,329
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	1,245,000	1,475,335
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	999,000	1,137,839
Diamondback Energy, Inc. company guaranty sr. unsec. notes
3.25%, 12/1/26	780,000	834,649
Energy Transfer Operating LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	2,076,000	1,774,980
Energy Transfer Operating LP sr. unsec. unsub. notes 7.60%, 2/1/24	470,000	535,317
Energy Transfer Operating LP sr. unsec. unsub. notes 6.50%, 2/1/42	137,000	165,976
Energy Transfer Operating LP sr. unsec. unsub. notes
5.20%, 2/1/22	265,000	273,613
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	550,000	739,895
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	175,000	235,097
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	175,000	198,450
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	878,000	1,037,361
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	208,000	214,760
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	1,285,000	1,358,888
		11,886,283
Financials (4.7%)
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	328,000	374,340
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	928,000	974,032
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	107,000	156,078
Aon PLC company guaranty sr. unsec. unsub. notes
4.25%, 12/12/42	1,265,000	1,470,931
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	1,555,000	1,671,726
Australia & New Zealand Banking Group, Ltd. 144A unsec. sub. FRB
2.57%, 11/25/35 (Australia)	920,000	918,045
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	234,560
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	1,200,000	1,394,616
Bank of America Corp. jr. unsec. sub. bonds Ser. JJ, 5.125%,
perpetual maturity	1,135,000	1,197,425
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	314,000	353,250

30 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.6%)* cont.	amount	Value
Financials cont.
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	$715,000	$744,592
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month
+ 0.76%), 0.977%, 9/15/26	275,000	272,757
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	600,000	845,845
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	390,000	446,161
Bank of Nova Scotia (The) sr. unsec. notes 2.00%,
11/15/22 (Canada)	3,100,000	3,197,779
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
bonds 2.85%, 10/15/50	5,000	5,122
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	808,000	1,027,795
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	155,000	155,863
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	695,000	692,412
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	810,000	919,342
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,060,000	1,188,761
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	1,213,000	1,320,949
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	824,000	887,237
Capital One Bank USA NA unsec. sub. notes 3.375%, 2/15/23	462,000	487,700
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	227,000	257,215
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	545,000	643,782
CIT Bank NA sr. unsec. FRN Ser. BKNT, 2.969%, 9/27/25	250,000	265,000
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	1,894,000	2,175,733
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	10,000	11,272
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	1,540,000	1,986,875
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	2,634,000	3,068,261
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	241,000	279,927
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands company guaranty unsec. sub. notes 4.625%,
12/1/23 (Netherlands)	250,000	277,767
Cooperative Rabobank UA company guaranty unsec. sub. notes
3.75%, 7/21/26 (Netherlands)	285,000	321,018
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	340,000	379,100
Credit Suisse AG sr. unsec. notes 1.00%, 5/5/23	3,100,000	3,142,135
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	443,000	496,159
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%,
6/5/26 (Switzerland)	320,000	332,449
Credit Suisse Group AG 144A unsec. sub. notes 6.50%,
8/8/23 (Switzerland)	729,000	818,824
Deutsche Bank AG unsec. sub. FRB 3.729%, 1/14/32 (Germany)	1,730,000	1,721,298
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	1,395,000	1,658,021
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	1,225,000	1,372,341
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	330,000	365,004
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	217,000	220,798
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	425,000	469,879
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	804,000	942,567

George Putnam Balanced Fund 31

	Principal
CORPORATE BONDS AND NOTES (14.6%)* cont.	amount	Value
Financials cont.
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	$1,477,000	$1,669,632
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	105,000	114,690
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	2,225,000	2,521,203
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	963,000	950,644
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	482,000	473,052
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	195,000	213,090
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%,
perpetual maturity	1,113,000	1,145,277
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD
3 Month + 1.00%), 1.221%, 5/15/47	664,000	551,120
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,710,000	2,059,940
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	2,338,000	2,498,514
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec.
bonds 3.75%, 7/1/29	105,000	122,110
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	315,000	361,048
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	1,422,000	1,705,209
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. bonds
3.729%, 10/15/70	1,457,000	1,546,241
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	2,564,000	3,638,572
Morgan Stanley unsec. sub. notes Ser. GMTN, 4.35%, 9/8/26	3,409,000	3,965,790
NatWest Group PLC sr. unsec. unsub. notes 3.875%, 9/12/23
(United Kingdom)	200,000	216,043
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	467,000	489,771
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	194,000	206,223
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	1,485,000	1,579,669
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	322,000	378,607
Societe Generale SA 144A jr. unsec. sub. notes 5.375%,
11/18/50 (France)	1,180,000	1,236,665
Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds
4.436%, 4/2/24 (Japan)	412,000	454,121
Teachers Insurance & Annuity Association of America 144A unsec.
sub. notes 6.85%, 12/16/39	263,000	402,862
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	759,000	857,432
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 12/31/99	580,000	605,178
U.S. Bancorp unsec. sub. notes 3.00%, 7/30/29	1,955,000	2,149,459
UBS AG unsec. sub. notes 5.125%, 5/15/24 (Switzerland)	2,640,000	2,920,421
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	580,000	646,700
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, 1/26/51	610,000	610,000
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)	670,000	816,611
Westpac Banking Corp. unsec. sub. bonds 2.963%,
11/16/40 (Australia)	597,000	606,760
Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	710,000	714,452
		80,569,849

32 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.6%)* cont.	amount	Value
Health care (1.5%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	$2,440,000	$2,698,367
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	710,000	939,696
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	273,000	296,178
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	820,000	885,107
Bristol-Myers Squibb Co. sr. unsec. notes 2.75%, 2/15/23	3,100,000	3,244,861
Bristol-Myers Squibb Co. sr. unsec. sub. notes 3.40%, 7/26/29	2,325,000	2,652,028
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	1,857,000	2,003,014
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	98,000	104,506
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	549,453	621,859
DH Europe Finance II Sarl company guaranty sr. unsec. bonds
3.40%, 11/15/49 (Luxembourg)	1,425,000	1,575,437
DH Europe Finance II Sarl company guaranty sr. unsec. notes
2.60%, 11/15/29 (Luxembourg)	600,000	642,748
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	143,000	168,878
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	505,000	581,525
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	270,000	349,176
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	475,000	535,002
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	185,000	197,201
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	165,000	167,475
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.00%, 5/15/30	1,602,000	1,652,812
Viatris, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 6/22/50	2,820,000	3,135,634
Viatris, Inc. 144A company guaranty sr. unsec. notes
2.30%, 6/22/27	565,000	594,914
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	1,210,000	1,402,911
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	306,000	309,976
		24,759,305
Technology (1.2%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	1,200,000	1,086,024
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	748,000	795,417
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	245,000	268,864
Apple, Inc. sr. unsec. notes 1.65%, 5/11/30	15,000	15,145
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	342,000	445,589
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	486,000	585,719
Broadcom, Inc. company guaranty sr. unsec. bonds
4.15%, 11/15/30	2,637,000	2,983,246
Broadcom, Inc. 144A company guaranty sr. unsec. bonds
3.75%, 2/15/51	676,000	690,424
Cisco Systems, Inc./California sr. unsec. unsub. notes
3.625%, 3/4/24	3,100,000	3,410,890
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	271,000	402,266
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	522,000	576,640
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	487,000	569,106
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	540,000	607,939
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	1,295,000	1,527,308

George Putnam Balanced Fund 33

	Principal
CORPORATE BONDS AND NOTES (14.6%)* cont.	amount	Value
Technology cont.
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	$1,195,000	$1,289,344
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	1,150,000	1,410,151
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	531,000	576,030
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	1,900,000	2,213,458
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	1,520,000	1,451,452
		20,905,012
Transportation (0.1%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	595,000	661,049
		661,049
Utilities and power (0.9%)
AES Corp. (The) 144A sr. unsec. bonds 2.45%, 1/15/31	1,045,000	1,045,689
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	528,000	622,909
Appalachian Power Co. sr. unsec. unsub. notes Ser. L,
5.80%, 10/1/35	560,000	768,676
Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	610,000	834,001
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	255,000	305,492
Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	520,000	636,638
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	280,000	319,803
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	490,000	679,833
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	416,000	481,628
Enterprise Products Operating, LLC company guaranty sr. unsec.
notes 2.80%, 1/31/30	1,704,000	1,822,317
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	560,000	627,613
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	340,000	370,462
IPALCO Enterprises, Inc. 144A sr. bonds 4.25%, 5/1/30	813,000	926,839
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	199,000	240,535
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	720,000	755,409
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	1,259,000	1,430,590
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	620,000	674,476
Oncor Electric Delivery Co., LLC sr. notes 5.75%, 3/15/29	445,000	579,964
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	235,000	238,256
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	425,000	455,228
PacifiCorp sr. bonds 2.70%, 9/15/30	656,000	710,844
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	145,000	150,787
Vistra Operations Co., LLC 144A company guaranty sr. notes
4.30%, 7/15/29	442,000	504,194
Vistra Operations Co., LLC 144A company guaranty sr. notes
3.55%, 7/15/24	523,000	566,301
WEC Energy Group, Inc. jr. unsec. sub. FRN Ser. A, (BBA LIBOR USD
3 Month + 2.11%), 2.334%, 5/15/67	1,945,000	1,750,500
		17,498,984
Total corporate bonds and notes (cost $228,022,875)		$249,177,576

34 George Putnam Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (0.5%)*	amount	Value
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class C, 4.78%, 5/10/47 W	$508,000	$499,127
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	520,000	565,661
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.535%, 12/10/44 W	500,000	419,284
FRB Ser. 14-CR18, Class C, 4.746%, 7/15/47 W	2,392,000	2,467,377
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	777,000	846,427
Ser. 12-CR1, Class AM, 3.912%, 5/15/45	1,046,000	1,057,900
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 1.83%, 11/25/28 (Bermuda)	261,538	261,660
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 6.88%, 8/25/28	498,988	527,056
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 6.13%, 9/25/28	74,285	78,191
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 1.38%, 7/25/29	260,000	260,365
REMICs Ser. 01-79, Class BI, IO, 0.266%, 3/25/45 W	473,109	2,366
FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%,
11/10/23 (In default) †	194,241	19
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 1.73%, 10/25/28 (Bermuda)	175,194	175,194
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 12-C6, Class D, 5.142%, 5/15/45 W	772,000	634,412
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB
Ser. 12-C8, Class D, 4.67%, 10/15/45 W	404,000	347,814
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class D,
5.418%, 3/15/45 W	1,794,000	1,190,210
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%,
12/28/38 (In default) †	2,032,334	20
Total mortgage-backed securities (cost $11,216,854)		$9,333,083

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
KKR & Co., Inc. $3.00 cv. pfd. S	31,833	$1,836,764
Total convertible preferred stocks (cost $1,591,650)		$1,836,764

	Principal
MUNICIPAL BONDS AND NOTES (0.1%)*	amount	Value
CA State G.O. Bonds, (Build America Bonds), 7.50%, 4/1/34	$215,000	$353,363
North TX, Tollway Auth. Rev. Bonds, (Build America Bonds),
6.718%, 1/1/49	350,000	602,252
OH State U. Rev. Bonds, (Build America Bonds), 4.91%, 6/1/40	275,000	379,624
Total municipal bonds and notes (cost $841,151)		$1,335,239

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.0%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Barclays Bank PLC
Biogen, Inc. (Put)	Mar-21/225.68	$2,168,184	$7,672	$24,329
Total purchased options outstanding (cost $109,585)				$24,329

George Putnam Balanced Fund 35

SHORT-TERM INVESTMENTS (3.0%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 0.15% [d]	5,106,725	$5,106,725
Putnam Short Term Investment Fund Class P 0.13% L	45,876,986	45,876,986
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.03% P	230,000	230,000
Total short-term investments (cost $51,213,711)		$51,213,711

TOTAL INVESTMENTS
Total investments (cost $1,475,153,317)		$1,725,378,291

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2020 through January 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,703,172,665.

† This security is non-income-producing.

þ Represents the asset to be received in a private investment in public entity (PIPE) commitment, of which $5,038,970 is included in the Payable for purchases of delayed delivery securities (Note 1).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $308,349 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

## Forward commitment, in part or in entirety (Note 1).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

36 George Putnam Balanced Fund

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $34,487,898 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 1/31/21 (aggregate face value $96,742,807) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Sell	3/17/21	$7,464,943	$7,340,622	$(124,321)
Barclays Bank PLC
	British Pound	Sell	3/17/21	12,050,120	11,847,580	(202,540)
	Canadian Dollar	Sell	4/21/21	2,701,743	2,725,821	24,078
	Euro	Sell	3/17/21	6,720,015	6,737,578	17,563
Citibank, N.A.
	British Pound	Buy	3/17/21	4,888,462	4,807,356	81,106
	Canadian Dollar	Sell	4/21/21	6,024,348	6,058,512	34,164
	Euro	Sell	3/17/21	1,427,648	1,431,363	3,715
Goldman Sachs International
	British Pound	Sell	3/17/21	8,986,301	8,836,479	(149,822)
	Canadian Dollar	Sell	4/21/21	114,583	115,574	991
HSBC Bank USA, National Association
	British Pound	Buy	3/17/21	2,789,178	2,742,644	46,534
	Euro	Sell	3/17/21	2,495,499	2,502,528	7,029
JPMorgan Chase Bank N.A.
	British Pound	Buy	3/17/21	5,209,289	5,122,577	86,712
	Canadian Dollar	Sell	4/21/21	1,241,802	1,253,066	11,264
State Street Bank and Trust Co.
	British Pound	Buy	3/17/21	3,695,332	3,633,925	61,407
	Canadian Dollar	Sell	4/21/21	5,078,585	5,122,747	44,162
	Hong Kong Dollar	Sell	2/17/21	2,484,170	2,484,133	(37)
UBS AG
	British Pound	Buy	3/17/21	4,470,469	4,396,719	73,750
	Euro	Buy	3/17/21	883,215	885,528	(2,313)

George Putnam Balanced Fund 37

FORWARD CURRENCY CONTRACTS at 1/31/21 (aggregate face value $96,742,807) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
WestPac Banking Corp.
	British Pound	Sell	3/17/21	$11,147,667	$10,920,302	$(227,365)
	Canadian Dollar	Buy	4/21/21	6,822,756	6,892,095	(69,339)
	Euro	Buy	3/17/21	883,337	885,658	(2,321)
Unrealized appreciation						492,475
Unrealized (depreciation)						(778,058)
Total						$(285,583)

* The exchange currency for all contracts listed is the United States Dollar.

WRITTEN OPTIONS OUTSTANDING at 1/31/21 (premiums $23,016) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Barclays Bank PLC
Biogen, Inc. (Put)	Mar-21/$185.85	$2,168,184	$7,672	$1,624
Total				$1,624

TBA SALE COMMITMENTS OUTSTANDING at 1/31/21 (proceeds receivable $13,652,109) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Government National Mortgage Association, 4.00%, 2/1/51	$5,000,000	2/18/2021	$5,343,750
Uniform Mortgage-Backed Securities, 3.50%, 2/1/51	2,000,000	2/11/2021	2,124,688
Uniform Mortgage-Backed Securities, 2.50%, 2/1/51	1,000,000	2/11/2021	1,052,969
Uniform Mortgage-Backed Securities, 2.00%, 2/1/51	5,000,000	2/11/2021	5,157,812
Total			$13,679,219

38 George Putnam Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$23,457,562	$3,623,866	$—
Capital goods	57,007,388	—	—
Communication services	25,098,738	—	—
Conglomerates	10,145,795	—	—
Consumer cyclicals	194,807,923	—	—
Consumer staples	58,534,858	—	—
Energy	16,850,659	6,859,864	—
Financials	104,385,636	20,233,122	—
Health care	134,064,588	—	—
Miscellaneous	—		9,478,303
Technology	302,917,239	—	—
Transportation	22,330,626	—	—
Utilities and power	33,897,325	—	—
Total common stocks	983,498,337	30,716,852	9,478,303

Convertible preferred stocks	—	1,836,764	—
Corporate bonds and notes	—	249,177,576	—
Mortgage-backed securities	—	9,333,083	—
Municipal bonds and notes	—	1,335,239	—
Purchased options outstanding	—	24,329	—
U.S. government and agency mortgage obligations	—	119,777,369	—
U.S. treasury obligations	—	268,986,728	—
Short-term investments	230,000	50,983,711	—
Totals by level	$983,728,337	$732,171,651	$9,478,303

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(285,583)	$—
Written options outstanding	—	(1,624)	—
TBA sale commitments	—	(13,679,219)	—
Totals by level	$—	$(13,966,426)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 39

Statement of assets and liabilities 1/31/21 (Unaudited)

ASSETS
Investment in securities, at value, including $4,898,708 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $1,424,169,606)	$1,674,394,580
Affiliated issuers (identified cost $50,983,711) (Notes 1 and 5)	50,983,711
Cash	2,807,760
Foreign currency (cost $421) (Note 1)	419
Dividends, interest and other receivables	5,515,604
Receivable for shares of the fund sold	3,959,124
Receivable for investments sold	13,042,834
Receivable for sales of TBA securities (Note 1)	11,574,036
Unrealized appreciation on forward currency contracts (Note 1)	492,475
Prepaid assets	90,334
Total assets	1,762,860,877

LIABILITIES
Payable for investments purchased	7,350,305
Payable for purchases of TBA securities (Note 1)	27,439,181
Payable for shares of the fund repurchased	2,750,320
Payable for compensation of Manager (Note 2)	752,705
Payable for custodian fees (Note 2)	39,524
Payable for investor servicing fees (Note 2)	372,321
Payable for Trustee compensation and expenses (Note 2)	499,189
Payable for administrative services (Note 2)	19,161
Payable for distribution fees (Note 2)	408,397
Unrealized depreciation on forward currency contracts (Note 1)	778,058
Written options outstanding, at value (premiums $23,016) (Note 1)	1,624
TBA sale commitments, at value (proceeds receivable $13,652,109) (Note 1)	13,679,219
Collateral on securities loaned, at value (Note 1)	5,106,725
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 8)	344,006
Other accrued expenses	147,477
Total liabilities	59,688,212

Net assets	$1,703,172,665

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,405,697,789
Total distributable earnings (Note 1)	297,474,876
Total — Representing net assets applicable to capital shares outstanding	$1,703,172,665

(Continued on next page)

40 George Putnam Balanced Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,239,949,780 divided by 55,701,137 shares)	$22.26
Offering price per class A share (100/94.25 of $22.26)*	$23.62
Net asset value and offering price per class B share ($12,581,448 divided by 572,951 shares)**	$21.96
Net asset value and offering price per class C share ($110,247,921 divided by 5,004,430 shares)**	$22.03
Net asset value and redemption price per class M share
($55,358,614 divided by 2,529,568 shares)	$21.88
Offering price per class M share (100/96.50 of $21.88)*	$22.67
Net asset value, offering price and redemption price per class R share
($1,455,831 divided by 65,693 shares)	$22.16
Net asset value, offering price and redemption price per class R5 share
($19,351 divided by 858 shares)	$22.55
Net asset value, offering price and redemption price per class R6 share
($54,907,172 divided by 2,453,997 shares)	$22.37
Net asset value, offering price and redemption price per class Y share
($228,652,548 divided by 10,223,063 shares)	$22.37

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 41

Statement of operations Six months ended 1/31/21 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $86,923 from investments in affiliated issuers) (Note 5)	$6,793,798
Dividends (net of foreign tax of $39,403)	6,700,503
Securities lending (net of expenses) (Notes 1 and 5)	2,208
Total investment income	13,496,509

EXPENSES
Compensation of Manager (Note 2)	4,255,241
Investor servicing fees (Note 2)	1,093,379
Custodian fees (Note 2)	42,046
Trustee compensation and expenses (Note 2)	35,587
Distribution fees (Note 2)	2,282,131
Administrative services (Note 2)	28,569
Other	282,306
Total expenses	8,019,259
Expense reduction (Note 2)	(1,307)
Net expenses	8,017,952

Net investment income	5,478,557

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	70,559,023
Foreign currency transactions (Note 1)	(984)
Forward currency contracts (Note 1)	(2,274,953)
Futures contracts (Note 1)	3,277,919
Total net realized gain	71,561,005
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	60,589,293
Assets and liabilities in foreign currencies	1,312
Forward currency contracts	1,082,352
Futures contracts	(224,501)
Written options	21,392
Total change in net unrealized appreciation	61,469,848

Net gain on investments	133,030,853

Net increase in net assets resulting from operations	$138,509,410

The accompanying notes are an integral part of these financial statements.

42 George Putnam Balanced Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 1/31/21*	Year ended 7/31/20
Operations
Net investment income	$5,478,557	$16,667,725
Net realized gain on investments
and foreign currency transactions	71,561,005	81,032,605
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	61,469,848	62,985,128
Net increase in net assets resulting from operations	138,509,410	160,685,458
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(4,966,502)	(26,925,311)
Class B	(6,624)	(258,497)
Class C	(72,038)	(1,329,921)
Class M	(103,989)	(1,127,008)
Class R	(3,942)	(26,338)
Class R5	(617)	(3,770)
Class R6	(287,893)	(992,159)
Class Y	(1,156,436)	(3,837,069)
Net realized short-term gain on investments
Class A	(18,627,912)	(4,870,903)
Class B	(201,561)	(67,896)
Class C	(1,551,913)	(328,484)
Class M	(884,758)	(255,685)
Class R	(20,808)	(5,610)
Class R5	(287)	(607)
Class R6	(787,613)	(153,777)
Class Y	(3,539,534)	(609,820)
From net realized long-term gain on investments
Class A	(46,596,169)	(36,267,984)
Class B	(504,187)	(505,539)
Class C	(3,881,982)	(2,446,391)
Class M	(2,213,148)	(1,903,375)
Class R	(52,050)	(41,774)
Class R5	(718)	(4,522)
Class R6	(1,970,149)	(1,145,382)
Class Y	(8,853,848)	(4,540,864)
Increase from capital share transactions (Note 4)	119,186,886	149,833,495
Total increase in net assets	161,411,618	222,870,267

NET ASSETS
Beginning of period	1,541,761,047	1,318,890,780
End of period	$1,703,172,665	$1,541,761,047

*Unaudited.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 43

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
January 31, 2021**	$21.68	.08	1.83	1.91	(.09)	(1.24)	(1.33)	$22.26	8.91*	$1,239,950	.48*	.35*	52*
July 31, 2020	20.63	.25	2.13	2.38	(.52)	(.81)	(1.33)	21.68	12.04	1,147,249.97		1.23	97
July 31, 2019	20.62	.28	1.37	1.65	(.28)	(1.36)	(1.64)	20.63	8.86	1,041,441.98		1.44	143
July 31, 2018	19.09	.23	1.53	1.76	(.23)	—	(.23)	20.62	9.28	1,004,781.99		1.18	179
July 31, 2017	17.38	.23	1.69	1.92	(.21)	—	(.21)	19.09	11.14	972,570	1.01	1.29	204
July 31, 2016	17.22	.22	.14	.36	(.20)	—	(.20)	17.38	2.17	953,549	1.00[e]	1.33[e]	154
Class B
January 31, 2021**	$21.41	(.01)	1.81	1.80	(.01)	(1.24)	(1.25)	$21.96	8.48*	$12,581	.86*	(.03)*	52*
July 31, 2020	20.38	.10	2.11	2.21	(.37)	(.81)	(1.18)	21.41	11.23	13,533	1.72	.49	97
July 31, 2019	20.39	.14	1.34	1.48	(.13)	(1.36)	(1.49)	20.38	8.02	14,844	1.73	.70	143
July 31, 2018	18.87	.08	1.52	1.60	(.08)	—	(.08)	20.39	8.49	17,258	1.74	.43	179
July 31, 2017	17.18	.10	1.67	1.77	(.08)	—	(.08)	18.87	10.33	20,188	1.76	.55	204
July 31, 2016	17.02	.10	.14	.24	(.08)	—	(.08)	17.18	1.42	21,592	1.75[e]	.58[e]	154
Class C
January 31, 2021**	$21.48	(.01)	1.82	1.81	(.02)	(1.24)	(1.26)	$22.03	8.48*	$110,248	.86*	(.03)*	52*
July 31, 2020	20.46	.09	2.12	2.21	(.38)	(.81)	(1.19)	21.48	11.20	86,199	1.72	.47	97
July 31, 2019	20.47	.13	1.36	1.49	(.14)	(1.36)	(1.50)	20.46	8.06	61,417	1.73	.68	143
July 31, 2018	18.95	.08	1.52	1.60	(.08)	—	(.08)	20.47	8.45	40,002	1.74	.43	179
July 31, 2017	17.26	.10	1.67	1.77	(.08)	—	(.08)	18.95	10.29	45,970	1.76	.54	204
July 31, 2016	17.10	.09	.15	.24	(.08)	—	(.08)	17.26	1.45	41,700	1.75[e]	.58[e]	154
Class M
January 31, 2021**	$21.34	.02	1.80	1.82	(.04)	(1.24)	(1.28)	$21.88	8.61*	$55,359	.73*	.10*	52*
July 31, 2020	20.32	.15	2.09	2.24	(.41)	(.81)	(1.22)	21.34	11.46	54,871	1.47	.75	97
July 31, 2019	20.33	.18	1.35	1.53	(.18)	(1.36)	(1.54)	20.32	8.34	65,488	1.48	.94	143
July 31, 2018	18.82	.13	1.52	1.65	(.14)	—	(.14)	20.33	8.77	70,239	1.49	.68	179
July 31, 2017	17.15	.14	1.66	1.80	(.13)	—	(.13)	18.82	10.53	70,919	1.51	.79	204
July 31, 2016	16.99	.14	.14	.28	(.12)	—	(.12)	17.15	1.69	66,779	1.50[e]	.83[e]	154
Class R
January 31, 2021**	$21.60	.05	1.82	1.87	(.07)	(1.24)	(1.31)	$22.16	8.74*	$1,456	.60*	.22*	52*
July 31, 2020	20.56	.20	2.12	2.32	(.47)	(.81)	(1.28)	21.60	11.76	1,113	1.22	.98	97
July 31, 2019	20.56	.23	1.36	1.59	(.23)	(1.36)	(1.59)	20.56	8.58	999	1.23	1.19	143
July 31, 2018	19.03	.18	1.53	1.71	(.18)	—	(.18)	20.56	9.02	838	1.24	.93	179
July 31, 2017	17.33	.18	1.70	1.88	(.18)	—	(.18)	19.03	10.90	1,090	1.26	.99	204
July 31, 2016	17.16	.19	.13	.32	(.15)	—	(.15)	17.33	1.93	409	1.25[e]	1.13[e]	154

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44 George Putnam Balanced Fund	George Putnam Balanced Fund 45

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R5
January 31, 2021**	$21.89	.10	1.86	1.96	(.06)	(1.24)	(1.30)	$22.55	9.04*	$19	.36*	.45*	52*
July 31, 2020	20.82	.29	2.17	2.46	(.58)	(.81)	(1.39)	21.89	12.33	223.72		1.41	97
July 31, 2019	20.79	.32	1.40	1.72	(.33)	(1.36)	(1.69)	20.82	9.17	16.72		1.56	143
July 31, 2018	19.24	.27[f]	1.56	1.83	(.28)	—	(.28)	20.79	9.60	14.73		1.30[f]	179
July 31, 2017	17.45	.30[f]	1.69	1.99	(.20)	—	(.20)	19.24	11.46	13.74		1.71[f]	204
July 31, 2016	17.28	.26	.16	.42	(.25)	—	(.25)	17.45	2.49	76,674	.73[e]	1.59[e]	154
Class R6
January 31, 2021**	$21.79	.12	1.83	1.95	(.13)	(1.24)	(1.37)	$22.37	9.05*	$54,907	.31*	.52*	52*
July 31, 2020	20.73	.32	2.15	2.47	(.60)	(.81)	(1.41)	21.79	12.42	46,529.62		1.56	97
July 31, 2019	20.71	.36	1.37	1.73	(.35)	(1.36)	(1.71)	20.73	9.27	29,859.62		1.80	143
July 31, 2018	19.17	.31	1.53	1.84	(.30)	—	(.30)	20.71	9.69	19,694.63		1.54	179
July 31, 2017	17.45	.30	1.70	2.00	(.28)	—	(.28)	19.17	11.57	11,738.64		1.64	204
July 31, 2016	17.28	.28	.15	.43	(.26)	—	(.26)	17.45	2.58	8,013	.63[e]	1.71[e]	154
Class Y
January 31, 2021**	$21.78	.11	1.84	1.95	(.12)	(1.24)	(1.36)	$22.37	9.06*	$228,653	.35*	.47*	52*
July 31, 2020	20.72	.30	2.15	2.45	(.58)	(.81)	(1.39)	21.78	12.32	192,044.72		1.45	97
July 31, 2019	20.70	.33	1.38	1.71	(.33)	(1.36)	(1.69)	20.72	9.15	104,828.73		1.68	143
July 31, 2018	19.16	.28	1.54	1.82	(.28)	—	(.28)	20.70	9.56	81,989.74		1.43	179
July 31, 2017	17.45	.28	1.69	1.97	(.26)	—	(.26)	19.16	11.37	77,716.76		1.54	204
July 31, 2016	17.28	.26	.15	.41	(.24)	—	(.24)	17.45	2.48	58,289	.75[e]	1.60[e]	154

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sales transactions.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

f The net investment income ratio and per share amount shown for the period ended may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

46 George Putnam Balanced Fund	George Putnam Balanced Fund 47

Notes to financial statements 1/31/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2020 through January 31, 2021.

George Putnam Balanced Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Effective March 1, 2021, class C shares will generally convert to class A shares after approximately eight years. Class M shares of the fund are closed to new purchases except (1) through employer-sponsored retirement plans (for these purposes, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs) to the extent class A shares are not available through the plan (Eligible Plans) that had open positions in the fund’s Class M shares with Putnam Investor Services on November 25, 2019 (the Effective Date), or (2) by clients of administrators or other service providers of Eligible Plans that had open positions on behalf of their clients in the fund’s Class M shares with Putnam Investor Services on the Effective Date, and in either case maintained the open position through the Effective Date. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

48 George Putnam Balanced Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

George Putnam Balanced Fund 49

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a forward commitment basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

50 George Putnam Balanced Fund

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

George Putnam Balanced Fund 51

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $710,371 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $308,349 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $5,106,725 and the value of securities loaned amounted to $4,898,708.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal

52 George Putnam Balanced Fund

to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $1,463,729,226, resulting in gross unrealized appreciation and depreciation of $276,049,479 and $28,366,840, respectively, or net unrealized appreciation of $247,682,639.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

George Putnam Balanced Fund 53

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.259% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$817,910	Class R5	94
Class B	8,918	Class R6	12,589
Class C	66,242	Class Y	148,600
Class M	38,177	Total	$1,093,379
Class R	849

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,307 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,183, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004.

54 George Putnam Balanced Fund

Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,511,292
Class B	1.00%	1.00%	65,853
Class C	1.00%	1.00%	490,283
Class M	1.00%	0.75%	211,562
Class R	1.00%	0.50%	3,141
Total			$2,282,131

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $122,212 and $0 from the sale of class A and class M shares, respectively, and received $661 and $558 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,434 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$753,550,991	$758,033,804
U.S. government securities (Long-term)	102,400,778	50,087,416
Total	$855,951,769	$808,121,220

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

George Putnam Balanced Fund 55

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	2,985,583	$66,652,358	5,949,720	$122,072,098
Shares issued in connection with
reinvestment of distributions	3,044,600	66,767,443	3,153,067	64,215,869
	6,030,183	133,419,801	9,102,787	186,287,967
Shares repurchased	(3,234,989)	(71,977,875)	(6,667,341)	(134,653,072)
Net increase	2,795,194	$61,441,926	2,435,446	$51,634,895

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class B	Shares	Amount	Shares	Amount
Shares sold	34,261	$750,879	75,547	$1,516,319
Shares issued in connection with
reinvestment of distributions	31,370	679,274	39,410	793,439
	65,631	1,430,153	114,957	2,309,758
Shares repurchased	(124,812)	(2,736,487)	(211,001)	(4,231,306)
Net decrease	(59,181)	$(1,306,334)	(96,044)	$(1,921,548)

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class C	Shares	Amount	Shares	Amount
Shares sold	1,322,000	$29,228,748	2,113,901	$42,949,300
Shares issued in connection with
reinvestment of distributions	251,565	5,464,820	195,953	3,959,050
	1,573,565	34,693,568	2,309,854	46,908,350
Shares repurchased	(582,340)	(12,856,387)	(1,298,265)	(26,075,668)
Net increase	991,225	$21,837,181	1,011,589	$20,832,682

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class M	Shares	Amount	Shares	Amount
Shares sold	100,754	$2,207,614	333,377	$6,752,046
Shares issued in connection with
reinvestment of distributions	148,444	3,201,895	163,750	3,285,468
	249,198	5,409,509	497,127	10,037,514
Shares repurchased	(290,728)	(6,388,201)	(1,149,141)	(23,419,166)
Net decrease	(41,530)	$(978,692)	(652,014)	$(13,381,652)

56 George Putnam Balanced Fund

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class R	Shares	Amount	Shares	Amount
Shares sold	12,474	$282,066	22,363	$457,310
Shares issued in connection with
reinvestment of distributions	3,516	76,800	3,631	73,684
	15,990	358,866	25,994	530,994
Shares repurchased	(1,823)	(40,785)	(23,044)	(475,413)
Net increase	14,167	$318,081	2,950	$55,581

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class R5	Shares	Amount	Shares	Amount
Shares sold	365	$8,138	9,715	$202,525
Shares issued in connection with
reinvestment of distributions	72	1,622	433	8,899
	437	9,760	10,148	211,424
Shares repurchased	(9,750)	(213,009)	(736)	(15,482)
Net increase (decrease)	(9,313)	$(203,249)	9,412	$195,942

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	492,566	$11,041,307	997,914	$20,524,054
Shares issued in connection with
reinvestment of distributions	138,215	3,045,655	112,053	2,291,317
	630,781	14,086,962	1,109,967	22,815,371
Shares repurchased	(312,333)	(7,023,701)	(415,009)	(8,444,053)
Net increase	318,448	$7,063,261	694,958	$14,371,318

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,674,218	$59,890,199	5,262,848	$107,995,062
Shares issued in connection with
reinvestment of distributions	613,042	13,506,763	438,058	8,957,741
	3,287,260	73,396,962	5,700,906	116,952,803
Shares repurchased	(1,881,154)	(42,382,250)	(1,942,861)	(38,906,526)
Net increase	1,406,106	$31,014,712	3,758,045	$78,046,277

At the close of the reporting period, Putnam Investments, LLC owned 858 class R5 shares of the fund (100% of class R5 shares outstanding), valued at $19,351.

George Putnam Balanced Fund 57

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/20	cost	proceeds	income	of 1/31/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$7,020,885	$58,912,504	$60,826,664	$8,001	$5,106,725
Putnam Short Term
Investment Fund**	82,721,675	150,614,317	187,459,006	86,923	45,876,986
Total Short-term
investments	$89,742,560	$209,526,821	$248,285,670	$94,924	$50,983,711

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

58 George Putnam Balanced Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Written equity option contracts (contract amount)	$3,000
Futures contracts (number of contracts)	50
Forward currency contracts (contract amount)	$90,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$492,475	Payables	$778,058
Equity contracts	Receivables	24,329	Payables	1,624
Total		$516,804		$779,682

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted		Forward
for as hedging instruments		currency
under ASC 815	Futures	contracts	Total
Foreign exchange contracts	—	$(2,274,953)	$(2,274,953)
Equity contracts	$3,277,919	—	$3,277,919
Total	$3,277,919	$(2,274,953)	$1,002,966

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Total
Foreign exchange
contracts	$—	$—	$1,082,352	$1,082,352
Equity contracts	(63,864)	(224,501)	—	(288,365)
Total	$(63,864)	$(224,501)	$1,082,352	$793,987

George Putnam Balanced Fund 59

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$—	$41,641	$118,985	$991	$53,563	$97,976	$105,569	$73,750	$—	$492,475
Purchased options**#	—	24,329	—	—	—	—	—	—	—	24,329
Total Assets	$—	$65,970	$118,985	$991	$53,563	$97,976	$105,569	$73,750	$—	$516,804
Liabilities:
Forward currency contracts#	124,321	202,540	—	149,822	—	—	37	2,313	299,025	778,058
Written options #	—	1,624	—	—	—	—	—	—	—	1,624
Total Liabilities	$124,321	$204,164	$—	$149,822	$—	$—	$37	$2,313	$299,025	$779,682
Total Financial and Derivative
Net Assets	$(124,321)	$(138,194)	$118,985	$(148,831)	$53,563	$97,976	$105,532	$71,437	$(299,025)	$(262,878)
Total collateral received (pledged)†##	$(110,813)	$(65,042)	$118,985	$(132,494)	$—	$97,976	$105,532	$—	$—
Net amount	$(13,508)	$(73,152)	$—	$(16,337)	$53,563	$—	$—	$71,437	$(299,025)
Controlled collateral received (including
TBA commitments)**	$—	$—	$120,000	$—	$—	$110,000	$114,006	$—	$—	$344,006
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$(110,813)	$(65,042)	$—	$(132,494)	$—	$—	$—	$—	$—	$(308,349)

**Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

60 George Putnam Balanced Fund	George Putnam Balanced Fund 61

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Global Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Equity Income Fund
International Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

62 George Putnam Balanced Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2060 Fund
Putnam Retirement Advantage 2055 Fund
Putnam PanAgora**	Putnam Retirement Advantage 2050 Fund
Putnam PanAgora Managed Futures Strategy	Putnam Retirement Advantage 2045 Fund
Putnam PanAgora Market Neutral Fund	Putnam Retirement Advantage 2040 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2035 Fund
Putnam Retirement Advantage 2030 Fund
Asset Allocation	Putnam Retirement Advantage 2025 Fund
Dynamic Risk Allocation Fund
George Putnam Balanced Fund	RetirementReady® Maturity Fund
RetirementReady® 2060 Fund
Dynamic Asset Allocation Balanced Fund	RetirementReady® 2055 Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® 2050 Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

George Putnam Balanced Fund 63

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

64 George Putnam Balanced Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of George Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not Applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

George Putnam Balanced Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 30, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 30, 2021